© Supermicro 2012 Second Quarter Fiscal 2012 Earnings Conference Presentation January 24, 2012 Exhibit 99.2

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This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.
Safe Harbor Statement

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Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense and accrued customs fee for prior periods. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, accrued customs fee for prior periods, a provision for litigation costs and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended December 31, 2011.
In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

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4 Q2’FY2012 Non-GAAP Financial Highlights (in millions, except per share data) Q2'12 YoY Sequential Revenue $249.9 3.8% 0.8% Profit after Tax $11.2 -16.3% 6.5% EPS $0.25 -19.4% 4.2% Change

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Summary of Results
Revenues 0.8% higher year over year, and impacted by the
HDD shortage
OEM and Direct business was 44.2% of total revenues and
Internet Data Center was 9.7% of total revenues
System business was 44.0% of total revenues
Revenues by Geography:
US – 56.7%
Europe – 23.0%
Asia – 18%
Other – 2.3%
Product focus remains on preparation for Sandy Bridge
Grand opening of the new Taiwan facility was Jan. 6 and is
in production

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Leading Application Optimized Solutions
X9 Romley Solutions in Sampling and early deployment
H8 Interlagos Solutions in Volume
Twin Architecture
2U Twin (6x 3.5” HDD or 12x 2.5” HDD per node)
Fat Twin Architecture coming soon (418, 424, 442, 414)
SuperBlade™ - GPU Blade and TwinBlade™
GPU blade (20GPUs in 7U, most dense in the industry)
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G Ethernet connectivity
GPU optimized product lines (1U, 2U and 4U)
1U, 2U New High Density GPU product line are completely ready
IPC and Embedded Applications
Atom and Core-based low power server: fan-less / long life cycle, for embedded and server appliances
Workstation and Everest product line
Chassis 415 for Intel Everest CPU optimization?
Twin Architectures
TwinBlade™
Industrial Solution
GPU Blade
GPU-optimized
Workstation

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HPC/Enterprise 8-way/4-way Systems
8-way 5U high-end high-margin solution – 80 cores and 2TB
Nehalem-EX MP and G34 MP system in 1U/2U/4U
Storage Product Lines
Double-Sided, Growing SBB product line with software solutions
SuperRack™
Double side access, cable management, water cooling
Hadoop mini-rack solution
Switch Products: 10GbE, IB, FCoE
10GbE onboard and 10GbE standalone switch
FCoE solution coming soon
MicroCloud™
Optimized for IaaS
Power Subsystems
High efficiency (94%+), digital switching, UPS w/ battery
Software Opportunities
Remote management, power management
HPC/DC management toolset (DCM & SSM)
Window OS Integration/Bundle
Front
Back
Super-SBB
Double-Sided Storage
1U / 4-way
5U / 8-way
SuperRack
MicroCloud
Leading Application Optimized Solutions
High Efficiency Power

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Revenue Trend
Y/Y 32.3% 23.8% 29.1% 19.6% 3.8%
Seq. 16.2% -2.7% 11.1% -4.8% 0.8%
$0
$40
$80
$120
$160
$200
$240
$280
Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
$241
$234
$260
$248
$250
$'s millions
Supermicro Revenue Trend

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9 Revenue Analysis $50 $100 $150 $200 $250 $300 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 $143 $160 $155 $150 $140 $98 $74 $105 $98 $110 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

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Non-GAAP Gross Margins 14.0% 17.0% Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 16.8% 16.2% 15.5% 16.1% 17.1% 10

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11 Non-GAAP Gross Profit $40.4 $38.1 $40.5 $39.8 $42.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 Gross Profit $'s millions Q2'11 Q3'11 Q4'11 Q1'12 Q2'12

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Summary P&L non-GAAP
(in millions, except per share data)
Q2'12 YoY Sequential Q2'11 Q1'12
Operating Expense $26.6 $5.0 $2.6 $21.6 $24.0
Operating Expense Ratio 10.6% 1.6% 0.9% 9.0% 9.7%
Operating Income $16.2 -$2.5 $0.4 $18.8 $15.8
Net Income $11.2 -$2.2 $0.7 $13.3 $10.5
EPS $0.25 -$0.06 $0.01 $0.31 $0.24
Diluted Common Share Count
44.6 42.7 44.3
Effective Quarterly
Tax Rate 30.5% 28.3% 33.1%
Change

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Q2 FY2012 YTD Summary Statement of Cash Flows
($’s millions)
6 Months Ended 6 Months Ended
31-Dec-11 31-Dec-10
Net Income $17.3 $18.8
Depreciation and amortization $3.1 $2.6
Stock comp expense $4.8 $3.7
Other reserves $6.8 $6.0
Net change in AR, Inventory, AP -$2.1 -$12.7
Other prepaids and liabilities $7.0 $2.5
Cash flow from operations $36.9 $20.9
Capital expenditures -$15.4 -$8.3
Free cash flow $21.5 $12.6
Net cash - investing activities $1.6 $1.3
Net cash - financing activities $9.4 $0.7
Effect of exchange rate fluctuations
on cash and cash equivalents -$0.1 $0.0
Net change in cash  $32.4 $14.6

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141
414
141
4
Q2 FY 2012 Summary of Balance Sheet Metrics
($’s millions)
Q2'12 Q1'12 Change
Cash Equivalents & Investments 106.1 $       96.0 $    10.1 $
Accounts Receivable 80.1 $         87.8 $    (7.7) $
Inventory 193.4 $       189.0 $  4.4 $
Accounts Payable 115.9 $       123.6 $  (7.7) $
DSO 31 32 -1
DIO 85 84 1
DPO 53 52 1
Cash Cycle Days 63 64 -1

15 Supplemental Financials Second Quarter Fiscal 2012 Ended December 31, 2011

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Non-GAAP Financial Summary
(in millions, except per share data)
Q2'12 Q1'12 Q2'11
Net Sales 249.9 $     247.9 $    240.8 $
Non-GAAP Gross Margin 17.1% 16.1% 16.8%
Non-GAAP Operating Expenses 26.6 $       24.0 $      21.6 $
Non-GAAP Operating Income 16.2 $       15.8 $      18.8 $
Non-GAAP Net Income 11.2 $       10.5 $      13.3 $
Non-GAAP Net Income per share 0.25 $       0.24 $      0.31 $
Fully diluted shares for calculation 44.6 44.3 42.7

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Prior Period Net Income Comparisons
(in millions, except per share data)
* Note: Non-GAAP, please see Non-GAAP financial measures on page 3.
Q2'12
Q1'12 Q2'11
Net Income (GAAP) 8.8 $         8.5 $        11.6 $
Stock Comp & Other Unusual Expense (tax affected)* 2.4 $         2.0 $        1.8 $
Net Income (Non-GAAP)* 11.2 $       10.5 $      13.3 $
Diluted Net Income per common share (GAAP) 0.20 $       0.19 $      0.27 $
Stock Comp & Other Unusual Expense (tax affected)* 0.05 $       0.05 $      0.04 $
Diluted Net Income per share (Non-GAAP)* 0.25 $       0.24 $      0.31 $
Shares used in diluted EPS calculation 44.6 44.3 42.7

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Quarterly Net Income (Loss)
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'12 Q1'12 Q4'11 Q3'11 Q2'11
Net income (GAAP)
8.8
$      8.5 $          10.7 $        10.7 $        11.6 $
Adjustments:
Stock-based compensation expense 2.5
2.3
2.3
2.1
1.8
Accrued customs fee 0 0 0.8 0 0
Income tax effects of adjustments (0.1) (0.3) (0.9) (0.5) (0.1)
Net income (Non-GAAP) 11.2 $        10.5 $        13.0 $        12.3 $
13.3
$
Diluted Net Income per share (GAAP) 0.20 $        0.19 $        0.24 $
0.25 $        0.27 $
Adjustments: 0.05 $        0.05 $        0.05 $
0.03 $        0.04 $
Diluted Net Income per share (Non-GAAP) 0.25 $        0.24 $        0.29 $
0.28 $        0.31 $
Diluted shares used in GAAP per share calculation 43.8 43.4 43.7
42.9 41.6
Diluted shares used in Non-GAAP per share calculation 44.6 44.3 44.9
44.0 42.7